SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant /X/
Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/X/     Definitive Additional Materials
/ /     Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BOSTON SCIENTIFIC CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

/ /  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)    Amount Previously Paid:

     (2)    Form, Schedule or Registration Statement No.:

     (3)    Filing Party:

     (4)    Date Filed:

                      [BOSTON SCIENTIFIC CORPORATION LOGO]


                             Natick, Massachusetts
                                October 2, 1998

Dear Fellow Stockholder:

     I am pleased to report to you that your Board of Directors has unanimously approved a two-for-one split of the common stock of Boston Scientific Corporation. The stock split is subject to stockholder approval of an amendment to the Company's certificate of incorporation increasing the number of authorized shares of the Company's common stock in order to provide sufficient additional shares to make the split possible. In order to maintain the ratio between authorized shares of preferred and common stock of the Company, the amendment also proportionally increases the number of shares of preferred stock that the Company is authorized to issue.

     In that regard, you are cordially invited to attend a Special Meeting of Stockholders of Boston Scientific Corporation that will be held at 9:00 a.m., Eastern Standard Time, on Wednesday, November 4, 1998 (the "Special Meeting"), at BankBoston Corporate Headquarters, 100 Federal Street, Boston,
Massachusetts, to approve this amendment.

     The Board appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we request that you sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience. Record holders may use the electronic and telephonic voting options that were first introduced for this year's Annual Meeting of the Stockholders of Boston Scientific Corporation by following the enclosed instructions. The Board of Directors unanimously recommends that stockholders approve the proposed amendment, which is more fully described in the accompanying materials.


     YOUR VOTE ON THIS MATTER IS IMPORTANT SINCE APPROVAL OF THE AMENDMENT REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY.


     Please take a moment to review the materials and to complete, sign and return your proxy, or use the electronic or telephonic voting options in order to assure your representation at the Special Meeting. Thank you for your cooperation.

                                        Very truly yours,


                                        PETE M. NICHOLAS
                                        Chairman and
                                        Chief Executive Officer

                      [BOSTON SCIENTIFIC CORPORATION LOGO]

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                                                          Natick, Massachusetts
                                                            October 2, 1998


     A Special Meeting of Stockholders of Boston Scientific Corporation will be held at BankBoston Corporate Headquarters, 100 Federal Street, Boston, Massachusetts, on Wednesday, November 4, 1998, at 9:00 a.m., Eastern Standard Time, for the following purposes:

     1. To approve an amendment to the Company's Second Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 300,000,000 to 600,000,000 and the authorized number of shares of Preferred Stock from 25,000,000 to 50,000,000; and

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Stockholders of record at the close of business on September 15, 1998, will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     Stockholders are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided. No postage is required if mailed in the United States. Record holders may also use the electronic and telephonic voting options available for casting votes at this meeting by following the enclosed instructions.

                                   By Order of the Board of Directors


                                   PAUL W. SANDMAN
                                   Secretary

                      [BOSTON SCIENTIFIC CORPORATION LOGO]

                          One Boston Scientific Place
                        Natick, Massachusetts 01760-1537
                               October 2, 1998


                                PROXY STATEMENT

Proxy Solicitation

     This Proxy Statement is furnished to the holders of the common stock, $.01 par value per share ("Common Stock"), of Boston Scientific Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a Special Meeting of Stockholders to be held on November 4, 1998 (the "Special Meeting"), or at any adjournment or postponement thereof, pursuant to the accompanying Notice of Special Meeting of Stockholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Special Meeting.

     Proxies for use at the Special Meeting will be mailed to stockholders on or about October 2, 1998, and will be solicited chiefly by mail, but additional solicitations may be made by telephone or other media by the officers or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.

Revocability and Voting of Proxy

     A form of proxy for use at the Special Meeting and a return envelope for the proxy card are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Special Meeting. Record holders may also vote electronically or telephonically by following the enclosed instructions. The Company's transfer agent, which is tabulating votes cast for the Special Meeting, will count only the last vote received from a stockholder, whether by telephone, proxy or ballot or electronically through the Internet.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. Shares represented by executed proxies which abstain from voting will be considered for the purpose of determining whether a quorum is present at the Special Meeting, but will be considered a vote against the Proposal set forth in the accompanying Notice of Special Meeting of Stockholders in determining whether the Proposal is approved by an affirmative vote of the requisite percentage of the outstanding shares. Similarly, broker non-votes will be considered for the purpose of determining whether a quorum is present, but will be considered a vote against the Proposal in determining whether the Proposal is approved by an affirmative vote of the requisite percentage of the outstanding shares. If no specific instructions are given, the shares represented by returned proxies will be voted by the proxies "For" the Proposal set forth in the accompanying Notice of Special Meeting of Stockholders and in accordance with their best judgment on any other matters that may properly come before the meeting.

     The form of proxy will also serve to instruct the trustee of the Boston Scientific Corporation 401(k) Savings Plan and the fiduciary of the Boston Scientific Corporation Global Employee Stock Ownership Plan (the "GESOP") on how to vote any shares of Common Stock of the Company held by the Savings Plan or pursuant to the GESOP. The number of shares allocated to a participant in the Savings Plan or an international participant in the GESOP is separately indicated on the form of proxy enclosed.


Record Date and Voting Rights

     Only stockholders of record at the close of business on September 15, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. On September 15, 1998, the Company had outstanding 196,367,418 shares of Common Stock, each of which is entitled to one vote upon the matters to be presented at the Special Meeting. The affirmative vote of the holders of a majority of the shares of outstanding Common Stock is required for the approval of the proposed amendment to the Company's Second Restated Certificate of Incorporation described in the accompanying Notice of Special Meeting of Stockholders. Generally, the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Special Meeting and which have actually voted is required for the approval of any other matters that may properly come before the Special Meeting.

     The following pages include information on the stock split, the proposed amendment to the Second Restated Certificate of Incorporation of the Company, current stock ownership and other matters relating to the Company.

                                THE STOCK SPLIT


     On August 25, 1998, the Company's Board of Directors approved a two-for-one split of the Common Stock, subject to stockholder approval of an amendment to the Company's Second Restated Certificate of Incorporation to increase the amount of the authorized capital stock. An increase in authorized Common Stock is necessary to permit the stock split to occur, since the Company does not currently have enough authorized but unissued shares of Common Stock to carry out the stock split. In order to maintain the ratio between authorized shares of preferred stock, $.01 par value per share ("Preferred Stock"), of the Company and Common Stock, the amendment also proportionally increases the number of shares of Preferred Stock that the Company is authorized to issue.


Purpose of the Stock Split; The Additional Shares of Capital Stock

     The purpose of the stock split is to bring the trading range of the Common Stock within a band that makes it more attractive to a broader range of investors. The closing price of a share of Common Stock as listed on the New York Stock Exchange on September 25, 1998 was $54.625. The Board believes that the two-for-one stock split will bring the trading price of the Common Stock into a more widely accessible trading range, particularly for individual investors. The number of authorized shares of Preferred Stock is being increased in the same proportion as the Common Stock in order to maintain the Company's current ratio of authorized Common Stock to Preferred Stock. No Preferred Stock is currently issued or outstanding.

     The shares of Common Stock issued in the stock split will be identical in all respects to the outstanding Common Stock. Each such share will be fully paid and non-assessable and will carry the same voting rights as the outstanding shares. Although the absolute number of shares of Common Stock held by the Company's officers, directors and other affiliates will double as a result of the split, the stock split will not alter any stockholder's proportionate ownership in the Company. As of August 31, 1998, the Company's officers, directors and other affiliates held approximately 35.8% of the issued and outstanding shares of Common Stock. The Company intends to apply to list the additional shares of Common Stock issuable in the stock split on the New York Stock Exchange.

     After the stock split, it is expected (based on the number of shares of Common Stock outstanding as of September 15, 1998) that the Company will have approximately 392.7 million shares of Common Stock outstanding and no shares of Preferred Stock outstanding, leaving approximately 207.3 million shares of Common Stock and 50,000,000 shares of Preferred Stock available for future issuance for valid corporate purposes such as acquisitions, financings, further stock dividends and incentive compensation, including to fulfill the Company's obligations under its existing equity incentive plans. The newly authorized shares of Common Stock and Preferred Stock will be available for issuance without further action by stockholders except as required by law or stock exchange requirements. Current stockholders do not have preemptive rights, which means they do not have the right to purchase any new issuance of Common Stock or Preferred Stock in order to maintain their proportionate interests in the Company.


Implementation of the Stock Split

     The stock split will be effected by means of a stock dividend of one share of Common Stock for each outstanding share of Common Stock as of the record date for the split, which is currently expected to be November 13, 1998. If the Special Meeting is adjourned before action is taken on the proposed amendment to the Company's Second Restated Certificate of Incorporation or for administrative convenience, the record date for the stock split may be deferred until a later date.

     Stockholders of record as of the close of business on the record date for the stock split will be entitled to receive one additional share of Common Stock for each share that they hold as of that date. The Company expects to begin mailing to registered stockholders certificates representing the additional shares approximately two weeks following the record date for the stock split. Certificates that currently represent outstanding shares of Common Stock will continue to represent the same number of shares of Common Stock after the record date. ACCORDINGLY, PLEASE DO NOT DESTROY YOUR EXISTING STOCK CERTIFICATES OR RETURN THEM TO THE COMPANY. Stockholders whose shares are held by a broker or other nominee in "street name" will not receive certificates representing additional shares but will be credited with the additional shares of Common Stock in accordance with the procedures used by their brokers or nominees.


Tax Treatment of the Stock Split

     The Company believes that under existing United States federal income tax laws, the stock split will not result in gain or loss or realization of taxable income to holders of Common Stock, and that immediately after the stock split, the tax basis of each share of Common Stock outstanding before the stock split will be divided equally between such share and the additional share of Common Stock issued in the stock split with respect to such share.
In addition, for United States federal income tax purposes, the Company believes that each additional share of Common Stock will be deemed to have been acquired at the same time as the original share with respect to which the additional share was issued. The laws of jurisdictions other than the United States may impose income taxes on the receipt of the additional shares.

        Each stockholder should consult his or her own tax advisor with respect to the particular tax consequences, if any, to him or her of the stock split, including the applicability and effect of any state, local or foreign tax laws.


Impact of the Split on the Company's Stock Plans and Stock Repurchase Plan

     Under each of the Company's current stock option and stock ownership plans, including the GESOP, 1992 Long-Term Incentive Plan and 1995 Long-Term Incentive Plan, proportionate adjustments will be made to the number of shares eligible for the grant of options or purchase thereunder, the number of shares available upon the exercise of options or purchase rights previously granted under such plans, and the exercise or purchase price of such options or other rights to reflect the stock split. In addition, shares of Common Stock reserved for issuance under such plans will be increased upon the stock split in proportion to the amount of the split.

     The Company's Board of Directors has adopted a stock repurchase plan pursuant to which the Company was originally authorized to repurchase up to approximately 20 million shares of the Common Stock on the open market. After the stock split, the number of shares of Common Stock that the Company is authorized to repurchase in the future under this systematic plan will also be proportionately increased.


Impact on the Company's Consolidated Financial Statements

     On the Company's consolidated balance sheet, the stock split will result in the allocation of an amount equal to the aggregate par value of the additional shares issued in connection with the stock split (approximately $2.0 million) to the "common stock" line of stockholders' equity, and a corresponding deduction of the same amount from the "additional paid-in capital" line. The Company's reported amounts of authorized and issued shares, as well as the number of shares of treasury stock, will also be adjusted on a two-for-one basis.

     The stock split will not affect the Company's income or cash flow statements, except to the extent of the costs of this proxy solicitation, the Special Meeting and related activities to effectuate the amendment and the stock split, which are not material to the Company. The stock split will affect all earnings per share amounts reflected on the income statement, since earnings per share will be restated for the periods presented to reflect the increase in the number of shares of Common Stock outstanding.


                 AMENDMENT OF THE CERTIFICATE OF INCORPORATION

     The Company's Second Restated Certificate of Incorporation currently authorizes the issuance of a total of 325,000,000 shares, composed of 300,000,000 shares of Common Stock and 25,000,000 shares of Preferred
Stock. The proposed amendment
will increase the total number of authorized shares to 650,000,000, with the number of shares of Common Stock authorized being increased to 600,000,000 and the number of shares of Preferred Stock authorized being increased to 50,000,000.

        The amendment will modify the first paragraph of Article Fourth of the Company's Second Restated Certificate of Incorporation, as amended, to read as follows:

            "FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 650,000,000, of which
        (a) 600,000,000 shall be Common Stock, $.01 par value, the holders of which shall have one vote for each share so held; and (b) 50,000,000 shares shall be Preferred Stock, $.01 par value."


     Each of the additional authorized shares of Common Stock will have the same rights and privileges as the currently authorized Common Stock. The Preferred Stock may be issued by resolution of a majority of the Board of Directors then in office in one or more series with such designations, powers, preferences and relative, participating, optional and other rights, including without limitation dividend rights, conversion rights, voting rights, redemption terms and liquidation preferences, and such qualifications and limitations, as the Board of Directors shall determine. No further stockholder approval is required for the issuance of the authorized Common Stock or Preferred Stock. There are no shares of Preferred Stock outstanding. The additional shares of Common Stock and Preferred Stock, like the currently authorized shares, will not have preemptive rights. The amendment will not change the par value of the Common Stock or Preferred Stock.


     An increase in the amount of Common Stock authorized by the Company's Second Restated Certificate of Incorporation is necessary to permit the Company to carry out the stock split, since the Company does not currently have enough authorized but unissued shares of Common Stock to accommodate the split. As of September 15, 1998, a total of 196,367,418 shares of Common Stock had been issued and were outstanding, leaving a total of 103,632,582 authorized shares of Common Stock available for future issuance. Since the stock split will result in the issuance of one additional share of Common Stock for every share outstanding as of the record date for the split, additional authorization is needed.

     The additional authorized shares of Common Stock and Preferred Stock could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. The Company is not currently aware of any effort to obtain control of the Company, and has no plans to use the new shares for purposes of discouraging any such effort.

     The Board of Directors has determined that the number of authorized shares of Common Stock and Preferred Stock should be increased in the same two-for-one proportion as the stock split, resulting in the proposed increase from 300,000,000 to 600,000,000 shares of Common Stock and 25,000,000 to 50,000,000 shares of Preferred Stock. This will ensure that the Company continues to have available for future issuance the same proportionate amount of authorized Common Stock and Preferred Stock as it currently has.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BELIEVES THAT THE AMENDMENT AND THE COMPLETION

OF THE STOCK SPLIT ARE IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT.

                             ADDITIONAL INFORMATION

Beneficial Stock Ownership

     The following table sets forth information as of August 31, 1998, regarding the beneficial ownership of Common Stock of (i) each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock, one of whom was the chief executive officer and a director of the Company, at December 31, 1997, (ii) each other director of the Company, (iii) those persons who were, at December 31, 1997, the other four most highly compensated executive officers of the Company and its subsidiaries whose aggregate cash compensation exceeded $100,000, and (iv) all present executive officers and directors of the Company as a group. The Company had outstanding, on August 31, 1998, 196,347,638 shares of Common Stock. Share numbers do not reflect the proposed stock split.


                                             AMOUNT AND
                                          NATURE OF BENEFICIAL    PERCENTAGE OF
    NAME OF BENEFICIAL OWNER                 OWNERSHIP(1)          COMMON STOCK



John E. Abele(2)
c/o Boston Scientific Corporation
One Boston Scientific Place
Natick, MA  01760                           14,352,814                7.3%

Scott M. Schooley(3)
as Trustee of The Abele Children's
Irrevocable Trust, Dated October 29, 1979
c/o Bingham Dana LLP
100 Pearl Street                            17,870,123                 9.1%
Hartford, CT  06103

Pete M. Nicholas(4)
c/o Boston Scientific Corporation
One Boston Scientific Place
Natick, MA  01760                           27,295,725                13.9%

Promerica, L.P.(5)
Pete M. Nicholas, General Partner
c/o Bingham Dana LLP
100 Pearl Street
Hartford,  CT  06103                        26,058,670                13.3%


Charles J. Aschauer, Jr.(6)                      5,199                  *

Randall F. Bellows(7)                           38,775                  *

Joseph A. Ciffolillo(8)                        534,826                  *

Joel L. Fleishman(9)                            23,249                  *

Lawrence L. Horsch(10)                          29,118                  *

N. J. Nicholas, Jr.(11)                         34,483                  *

Dale A. Spencer(12)                            751,209                  *


Lawrence C. Best(13)                           919,569                  *

James M. Corbett(14)                            26,408                  *

Paul W. Sandman(15)                             88,231                  *




All directors and executive officers
as a group (18 persons)(2)(4)
(6) (7) (8) (9) (10) (11) (12) (13)        44,593,281                22.5%
(14) (15) (16)


* Reflects beneficial ownership of less than one percent of the outstanding Common Stock of the Company.

(1) Beneficial ownership has been computed in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, the persons named have sole voting and investment power over the shares listed.


(2) Excludes 17,870,123 shares of Common Stock held by Scott M. Schooley as Trustee of The Abele Children's Irrevocable Trust dated October 29, 1979, an irrevocable trust for the benefit of Mr. Abele's children, 466,800 shares of Common Stock held by John E. Abele, Mary S. Abele, Alexander T. Abele, Christopher S. Abele and Jennifer L. Abele as Trustees of The Argosy Foundation, an irrevocable charitable trust, 108,449 shares of Common Stock held by Christopher S. Abele, John E. Abele and Steven Mech, as Trustees of The Christopher S. Abele 1998 Trust, an irrevocable trust for the benefit of Christopher S. Abele, a child of Mr. Abele, and 100,000 shares of Common Stock held by Mary S. Abele, the spouse of Mr. Abele, with respect to all of which Mr. Abele disclaims beneficial ownership. Includes 100,000 shares of Common Stock subject to exercisable options granted to Mr. Abele pursuant to the Company's 1992 and 1995 Long-Term Incentive Plans.


(3)     Mr. Schooley disclaims beneficial ownership of these shares of Common
        Stock.

(4)     Excludes 6,489,097 shares of Common Stock held by Scott M. Schooley and
        N. J. Nicholas, Jr. as Trustees of The Peter M. Nicholas 1979 Irrevocable Family Trust Dated October 29, 1979, an irrevocable trust for the benefit of Pete Nicholas' children, 85,477 shares of Common Stock held by Ruth V. Lilly Nicholas and N. J. Nicholas, Jr. as Trustees of The Peter M. Nicholas 1993 Irrevocable Family Trust Dated February 1, 1993, an irrevocable trust for the benefit of Pete Nicholas' children and spouse, and 38,000 shares of Common Stock held by Pete M. Nicholas and Anastasios Parafestas as Trustees of The NJN 1997 Family Trust Dated October 28, 1997, an irrevocable trust for the benefit of Mr. N. J. Nicholas' children, with respect to all of which Mr. Pete Nicholas disclaims beneficial ownership. Also excludes one share owned by Mr. Pete Nicholas' daughter, with respect to which Mr. Pete Nicholas disclaims beneficial ownership. Includes 26,058,670 shares of Common Stock held by Promerica, L.P., a limited partnership of which Mr. Pete Nicholas is general partner, separately presented above, with respect to which Mr. Pete Nicholas is deemed to have beneficial ownership, and 200,000 shares of Common Stock subject to exercisable options granted to Mr. Pete Nicholas pursuant to the Company's 1992 and 1995 Long-Term Incentive Plans.


(5) These shares of Common Stock are also included in the shares of Common Stock held by Pete M. Nicholas, separately presented above, because as general partner of Promerica, L.P., Mr. Nicholas is deemed to have beneficial ownership of these shares of Common Stock.

(6) Includes 1,333 shares of Common Stock subject to exercisable options granted to Mr. Aschauer pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan.

(7) Includes 16,200 shares of Common Stock subject to exercisable options granted to Mr. Bellows pursuant to the SCIMED Life Systems, Inc. 1991 Directors' Stock Option Plan, 17,076 shares of Common Stock subject to exercisable warrants granted by SCIMED Life Systems, Inc. to certain non-employee directors and assumed by the Company in 1995, and 3,499 shares of Common Stock subject to exercisable options granted to Mr. Bellows pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan.

(8) Excludes 462,275 shares of Common Stock owned by a trust of which Mr. Ciffolillo's spouse and children are trustees or beneficiaries and 23,000 shares of Common Stock owned by a charitable trust of which Mr. Ciffolillo, his spouse and children are trustees, with respect to all of which Mr. Ciffolillo disclaims beneficial ownership. Includes 142,600 shares of Common Stock subject to exercisable options granted to Mr. Ciffolillo pursuant to the Company's 1992 and 1995 Long-Term Incentive Plans and 666 shares of Common Stock subject to exercisable options granted to Mr. Ciffolillo pursuant to the Company's Non-Employee Directors' Stock Option Plan.

(9) Excludes 2,000 shares of Common Stock held by a charitable foundation of which Mr. Fleishman is president and with respect to which Mr. Fleishman disclaims beneficial ownership. Includes 4,999 shares of Common Stock subject to exercisable options granted to Mr. Fleishman pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan.

(10) Includes 24,738 shares of Common Stock subject to exercisable options granted to Mr. Horsch pursuant to the SCIMED Life Systems, Inc. 1991 Directors' Stock Option Plan and assumed by the Company in 1995 and 3,499 shares of Common Stock subject to exercisable options granted to Mr. Horsch pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan, as well as 881 shares of Common Stock owned jointly with Mr. Horsch's wife, with respect to which Mr. Horsch shares voting and investment power.

(11)    Excludes 6,489,097 shares of Common Stock held by Scott M. Schooley and
        N. J. Nicholas, Jr. as Trustees of The Peter M. Nicholas 1979 Irrevocable Family Trust Dated October 29, 1979, an irrevocable trust for the benefit of Mr. Pete Nicholas' children, as well as 85,477 shares of Common Stock held by Ruth V. Lilly Nicholas and N. J. Nicholas, Jr. as Trustees of The Peter M. Nicholas 1993 Irrevocable Family Trust Dated February 1, 1993, an irrevocable trust for the benefit of Mr. Pete Nicholas' children and spouse, 4,800 shares of Common Stock owned by Mr. N. J. Nicholas, Jr.'s daughter and 38,000 shares of Common Stock held by Pete M. Nicholas and Anastasios Parafestas as Trustees of The NJN 1997 Family Trust Dated October 28, 1997, an irrevocable trust for the benefit of Mr. N. J. Nicholas' children, with respect to all of which Mr. N. J. Nicholas, Jr. disclaims beneficial ownership. Includes 30,000 shares of Common Stock held in a self-directed individual retirement account, 3,499 shares of Common Stock subject to exercisable options granted to Mr. N. J. Nicholas, Jr. pursuant to the Company's 1992 Non-Employee Directors' Stock Option Plan and 984 Common Stock equivalents pursuant to the Company's Deferred Compensation Program.

(12) Includes 317,152 shares of Common Stock subject to exercisable options granted to Mr. Spencer pursuant to certain SCIMED Life Systems, Inc.

        employee incentive plans assumed by the Company in 1995 and 15,000 shares of Common Stock subject to exercisable options granted to Mr. Spencer pursuant to the Company's 1995 Long-Term Incentive Plan. Excludes 21,856 shares of Common Stock held by Mr. Spencer as custodian for his children and 31,000 shares of Common Stock held by a charitable remainder unitrust, with respect to all of which Mr. Spencer disclaims beneficial ownership.

(13) Includes 850,000 shares of Common Stock subject to exercisable options granted to Mr. Best pursuant to certain Stock Option Agreements dated June 22, 1992 and the Company's 1995 Long-Term Incentive Plan.

(14) Includes 22,000 shares of Common Stock subject to exercisable options granted to Mr. Corbett pursuant to the Company's 1995 Long-Term Incentive Plan.

(15) Includes 85,000 shares of Common Stock subject to exercisable options granted to Mr. Sandman pursuant to the Company's 1992 and 1995 Long-Term Incentive Plans. The balance (except one share) is held jointly by Mr. Sandman and his spouse, with whom he shares voting and investment power.

(16) Includes 461,185 shares of Common Stock subject to exercisable options granted to directors and executive officers not named above pursuant to various incentive programs.

Stockholder Proposals

     All stockholder proposals that are intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company not later than December 1, 1998 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

Other Business

     The Board of Directors knows of no other business to be acted upon at the Special Meeting. However, if any other business properly comes before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     THE PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED AND HELPFUL IN OBTAINING THE NECESSARY VOTE. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. RECORD OWNERS MAY ALSO USE ELECTRONIC OR TELEPHONIC VOTING BY FOLLOWING THE ENCLOSED INSTRUCTIONS.

Other Information

     The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information filed by the

Company at the SEC's public reference rooms in Washington, D.C., New York City, and Chicago, Illinois. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. You may also request a copy of the Company's financial reports filed with the SEC by contacting the Company's Corporate Secretary, c/o Boston Scientific Corporation, One Boston Scientific Place, Natick, MA 01760, and the Company's 1997 Annual Report may be viewed on-line at the Company's site on the worldwide web at www.bsci.com.

                                     PROXY

                         BOSTON SCIENTIFIC CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints PETE M. NICHOLAS, PAUL W. SANDMAN and LAWRENCE J. KNOPF, and each of them acting solely, proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated hereon, all of the shares of common stock, par value $.01 per share (the "Common Stock"), and, if applicable, hereby directs the trustees and other fiduciaries of the employee benefit plans shown on the reverse side hereof to vote all of the shares of Common Stock allocated to the account of the undersigned, of Boston Scientific Corporation (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at BankBoston's Corporate Headquarters, 100 Federal Street, Boston, Massachusetts on Wednesday, November 4, 1998, at 9:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof.


     THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF, AND PROXY STATEMENT FOR, THE SPECIAL MEETING.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 ON THE REVERSE SIDE.


_______________                                                   _____________

  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                              SIDE
_______________                                                   _____________

/x/    Please mark votes
       as in this example
_______________________________________________________________________________

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL BELOW
_______________________________________________________________________________

1.



      To amend the Second Restated Certificate         FOR   AGAINST   ABSTAIN
      of Incorporation, as amended, of Boston
      Scientific Corporation to increase the
      authorized number of shares of Common Stock      / /    /  /       /  /
      to 600,000,000, and the authorized number of shares of Preferred Stock to 50,000,000.


2.

      To transact such other business as may
      properly come before the meeting or any
      adjournment or postponement thereof.


           MARK HERE FOR ADDRESS CHANGE     __
           AND NOTE AT LEFT                /_ /

           MARK HERE IF YOU PLAN TO ATTEND  __
           THE MEETING                     /_ /



    Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature: ___________   Date:________   Signature: ___________   Date:________

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Boston Scientific Corporation record holders have three alternative ways of voting their proxies:
1.      By Telephone (using a touch-tone telephone)
2.      Through the Internet (using a browser)
3.      By Mail (traditional method)


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Please note all votes cast via the telephone or the Internet must be cast prior to 5 p.m. E.S.T., November 3, 1998.

TELEPHONE VOTING:


*    There is no charge for this call.
* On a Touch Tone Telephone call TOLL FREE 1-888-807-7699, or, if outside North America, 1-402-573-9801 24 hours per day - 7 days a week.
* You will be asked to enter the Control Number which is located above your name and address on your proxy card.


     Have your proxy card ready, then follow these instructions:

To vote AS THE BOARD OF DIRECTORS RECOMMENDS on Proposal 1, press 1; to vote AGAINST, press 2.


Your vote will be confirmed as you directed. END OF CALL.

INTERNET VOTING:

* As with all Internet access, usage or server fees must be paid by the user (stockholder).
* Visit our Internet voting site at http://www.equiserve.com/proxy/ and follow the instructions on your screen. These instructions are similar to those above for telephone voting.


VOTING BY MAIL:

* Please mark, sign and date your proxy card and return it in the postage-paid envelope provided.


_______________________________________________________________________________
If you vote via telephone or the Internet, it is not necessary to return your proxy by mail. Please note that the last vote received, whether by telephone, Internet or mail, will be the vote counted. THANK YOU FOR VOTING.
_______________________________________________________________________________